EXHIBIT 99.1

       CERTIFICATION OF CHIEF EXECUTIVE OFFICER OF SUMMIT BANCSHARES, INC.

     This certification is provided pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the quarterly report on Form 10-Q (the "Form 10-Q") for the quarter ended June 30, 2002 of Summit Bancshares, Inc. (the "Issuer").

I, Philip E. Norwood, the Chairman, President, and Chief Executive Officer of the Issuer certify that:

     (i)  the Form 10-Q fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (U.S.C. 78m(a) or 78o(d)); and

     (ii) the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Dated:   July 25, 2002

                                            /s/ Philip E. Norwood
                                     ----------------------------------
                                     Name:  Philip E. Norwood
                                     Title: Chairman, President and CEO

Subscribed and sworn to before me on this 25th day of July, 2002.

                                            /s/ Kristen G. Laramore
                                     ----------------------------------
                                     Name:  Kristen G. Laramore
                                     Title: Notary Public

My commission expires:  October 25, 2004